Supplement dated May 25, 2023 to the
Prospectus dated May 1, 2023 for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement amends certain disclosure contained in the prospectus for your variable annuity contract (“Contract”) issued by Everlake Life Insurance Company. Your Contract may not offer all of the Variable Sub-Accounts described below. Please check your annuity prospectus to determine which of the following changes affect the Contract that you own.

Morgan Stanley VIF Emerging Markets Equity Portfolio – Class I
The Current Expenses listed in the table in “Appendix A: Portfolio Companies Available Under the Contract” for Morgan Stanley VIF Emerging Markets Equity Portfolio – Class I have been restated as shown below:

Fund Type	Portfolio Company and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Equity	Morgan Stanley VIF Emerging Markets Equity Portfolio – Class I♦ Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Company, sub-adviser	1.22%	-25.08%	-2.71%	0.59%
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

Morgan Stanley VIS Income Plus Portfolio Closures
Subject to shareholder approval of the liquidations shown below, effective at the close of business on or about July 26, 2023, the Morgan Stanley VIS Income Plus Portfolio – Class X and the Morgan Stanley VIS Income Plus Portfolio – Class Y will be closed to new investments and to additional investments from existing Contract Owners.

Morgan Stanley VIS Income Plus Portfolio Liquidations
Subject to shareholder approval, effective on or about July 28, 2023 (the “Liquidation Date”), the following portfolios will be liquidated (the “Liquidating Portfolios”) and any Contract Value remaining in the Variable Sub-Accounts investing in the Liquidating Portfolios will be transferred to the Variable Sub-Account investing in the Default Portfolio currently available under your Contract as listed below.

Liquidating Portfolio	Default Portfolio
Morgan Stanley VIS Income Plus Portfolio – Class X	Fidelity® VIP Government Money Market Portfolio – Initial Class
Morgan Stanley VIS Income Plus Portfolio – Class Y	Fidelity® VIP Government Money Market Portfolio – Service Class 2

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Effective on the Liquidation Date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Liquidating Portfolio will be deemed instruction for the corresponding Default Portfolio. This includes, but is not limited to, instructions for systematic withdrawals, Dollar Cost Averaging and Automatic Portfolio Rebalancing.

Please note that you may transfer out of the Liquidating Portfolios any time prior to the Liquidation Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Contract. In addition, for a period of 60 days after the Liquidation Date, any Contract Value that was transferred to the Default Portfolios due to the liquidation can be transferred to another investment option available under your Contract free of charge and will not count as one of your annual free transfers. You should note that any investment option into which you make a transfer will be subject to the transfer limitations described in your prospectus.

If the Liquidating Portfolios are part of an asset allocation model for your Contract, you may need to make a new election of an available portfolio within the asset allocation model for the model to continue to operate for your Contract following the Liquidation Date.

You may wish to consult with your financial professional about the impact of the liquidations on any allocation instructions and asset allocation models in effect for your Contract and to determine if your existing allocation instructions should be changed before or after the Liquidation Date. Please refer to your prospectus for detailed information about available investment options.

If you have any questions, please contact your financial professional or call us at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

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